Exhibit 99.1
Exhibit 99.1 — Audited financial statements of AirWave Wireless, Inc. as of September 30, 2007 and for the year ended September 30, 2007 and unaudited interim financial statements of AirWave Wireless, Inc. as of December 31, 2007 and September 30, 2007 and for the three months ended December 31, 2007 and 2006
AirWave Wireless, Inc.
Audited Financial Statements
September 30, 2007

Board of Directors
AirWave Wireless, Inc.
San Mateo, California
INDEPENDENT AUDITORS’ REPORT
We have audited the accompanying balance sheet of AirWave Wireless, Inc., (the Company) as of September 30, 2007, and the related statements of operations, redeemable convertible preferred stock, stockholders’ deficit, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.
We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the financial statements referred to above, present fairly, in all material respects, the financial position of AirWave Wireless, Inc., as of September 30, 2007, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 1, in January 2008, the Company entered into an Agreement and Plan of Reorganization to become a wholly owned subsidiary of a publicly traded company. The acquisition was completed on March 20, 2008.
June 3, 2008
/s/ FRANK, RIMERMAN & CO. LLP

AirWave Wireless, Inc.
Balance Sheet
September 30, 2007

ASSETS
Current Assets
Cash and cash equivalents	$948,676
Accounts receivable, net of allowance for doubtful accounts of $13,000	1,114,133
Prepaid expenses and other current assets	93,991

Total current assets	2,156,800
Property and Equipment, net	210,791
Other Assets	29,366

$2,396,957

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND STOCKHOLDERS’ DEFICIT

Current Liabilities
Accounts payable	$134,615
Accrued expenses and other current liabilities	559,451
Deferred revenue	1,603,422
Dividend payable	695,679

Total current liabilities	2,993,167

Commitments and Contingencies (Notes 5, 6, 7 and 9)

Redeemable Convertible Preferred Stock, $0.001 par value; 30,434,917 shares authorized; 29,979,526 shares issued and outstanding (aggregate liquidation preference of $20,962,680)	16,867,793

Stockholders’ Deficit
Common stock, $0.001 par value; 38,000,000 shares authorized; 366,999 shares issued and outstanding	367
Additional paid-in capital	34,017
Accumulated dividends	(695,679)
Accumulated deficit	(16,802,708)

Total stockholders’ deficit	(17,464,003)

$2,396,957

AirWave Wireless, Inc.
Statement of Operations
Year Ended September 30, 2007

Revenues
Product	$5,475,465
Professional services and support	2,207,374

Total revenues	7,682,839

Cost of Revenues
Professional services and support	428,704

Total cost of revenues	428,704

Gross profit	7,254,135

Operating Expenses
Research and development	2,440,055
General and administrative	1,394,312
Selling and marketing	4,137,755

Total operating expenses	7,972,122

Loss from Operations	(717,987)
Interest and Other Income, net	9,093

Loss Before Income Tax Expense	(708,894)
Income Tax Expense	800

Net Loss	$(709,694)

AirWave Wireless, Inc.
Statements of Redeemable Convertible Preferred Stock and Stockholders’ Deficit
For the Year Ended September 30, 2007

	Convertible				Additional			Total
	Preferred Stock		Common Stock		Paid-in	Accumulated	Accumulated	Stockholders’
	Shares	Amount	Shares	Amount	Capital	Dividends	Deficit	Deficit
Balances, September 30, 2006	29,979,526	$16,855,793	318,999	$319	$19,076	$(476,108)	$(16,093,014)	$(16,549,727)
Exercise of common stock options	—	—	48,000	48	2,772	—	—	2,820
Issuance of warrant to purchase shares of Series D redeemable convertible preferred stock	—	12,000	—	—	—	—	—	—
Stock-based compensation expense	—	—	—	—	12,169	—	—	12,169
Series D convertible preferred stock dividend	—	—	—	—	—	(219,571)	—	(219,571)
Net loss	—	—	—	—	—	—	(709,694)	(709,694)

Balances, September 30, 2007	29,979,526	$16,867,793	366,999	$367	$34,017	$(695,679)	$(16,802,708)	$(17,464,003)

AirWave Wireless, Inc.
Statements of Cash Flows
For the Year Ended September 30, 2007

Cash Flows from Operating Activities
Net loss	$(709,694)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	58,945
Allowance for doubtful accounts	(10,000)
Stock-based compensation expense	12,169
Non-cash interest expense	10,000
Changes in current assets and liabilities:
Accounts receivable	(437,734)
Prepaid expenses and other current assets	(34,350)
Other assets	(6,750)
Accounts payable	(12,476)
Accrued expenses and other current liabilities	148,158
Deferred revenue	724,772

Net cash used in operating activities	(256,960)

Cash Flows from Investing Activities Purchase of property and equipment	(124,018)

Net cash used in investing activities	(124,018)

Cash Flows from Financing Activities Proceeds from the exercise of common stock options, net	2,820

Net cash provided by financing activities	2,820

Net Decrease in Cash and Cash Equivalents	(378,158)

Cash and Cash Equivalents, beginning of year	1,326,834

Cash and Cash Equivalents, end of year	$948,676

Supplemental Disclosure of Cash Flow Information:

Cash paid for interest	$—

Cash paid for income taxes	$800

Supplemental Schedule of Non-Cash Financing Activities:

Accretion of dividends on redeemable convertible preferred stock	$219,571

Issuance of warrant to purchase 29,764 shares of Series D redeemable convertible preferred stock in connection with a financing arrangement	$12,000

AirWave Wireless, Inc.
Notes to Financial Statements

1.	Nature of Business and Management’s Plans Regarding the Financing of Future Operations

Nature of Business:

AirWave Wireless, Inc. (the Company) was incorporated on July 27, 2000, in the State of Delaware and is headquartered in San Mateo, California. The Company is a leading developer of network management software solutions that provide administrators a single point of intelligent control to monitor, analyze, and configure their wireless network infrastructure. The Company’s patented AirWave Wireless Management Suite software is sold through a global network of value-added resellers and systems integrators.

Management’s Plans Regarding the Financing of Future Operations:

The Company has incurred losses and net cash outflows from operations since inception. Management continues to focus its efforts on increasing revenue and controlling expenditures. Management believes the Company has sufficient resources to meet working capital needs through at least September 30, 2008. If the Company does not generate sufficient revenue or reduce expenditures, additional debt or equity financing may be required. The inability to obtain additional debt or equity financing, if needed, could adversely affect the Company’s long term ability to achieve its intended objectives.

In January 2008, the Company entered into an Agreement and Plan of Reorganization in order to become a wholly owned subsidiary of a publicly traded company. The acquisition was completed on March 20, 2008.

2.	Significant Accounting Policies

Basis of Presentation:

The Company changed its fiscal year end from December 31 to September 30 beginning with the year ended September 30, 2007. These financial statements have been prepared for the annual period from October 1, 2006 through September 30, 2007.

Cash and Cash Equivalents:

Cash and cash equivalents include all cash balances and highly liquid investments purchased with a remaining maturity of three months or less.

AirWave Wireless, Inc.
Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Revenue Recognition:

The Company recognizes revenue from software license agreements in accordance with Statements of Position (SOP) 97-2 and 98-9, Software Revenue Recognition, issued by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants. License revenue is recognized when there is evidence of an arrangement, the licensed product has been delivered, fees are fixed or determinable, collection is probable and when all other significant.

For arrangements containing multiple elements, such as software license fees, installation services, hardware and maintenance and where vendor-specific objective evidence of fair value (VSOE) exists for all undelivered elements, the Company accounts for the delivered elements in accordance with the residual method prescribed by SOP 98-9. Revenue from professional services is generally recognized as the services are provided.

Cash and Cash Equivalents:

Cash and cash equivalents include all cash balances and highly liquid investments purchased with a remaining maturity of three months or less.

Concentration of Credit Risk and Significant Customers:

Financial instruments that potentially subject the Company to concentration of credit risk consist of cash and cash equivalents and accounts receivable. The Company maintains cash at two financial institutions. The balances exceeded the $100,000 Federal Deposit Insurance Corporation limit at September 30, 2007. The Company’s accounts receivable are derived from revenues earned from customers located worldwide. To reduce credit risk with accounts receivable, the Company performs ongoing evaluations of its customers’ financial condition. The Company provides credit to its customers in the normal course of business and maintains allowances for potential credit losses. To date, such losses have been within management’s expectations.

The Company had one major customer in 2007. Major customers are defined as customers who represent greater than 10% of the Company’s revenues. Revenues from the customer accounted for 10% of net revenues in 2007. There was no accounts receivable balance from the major customer at September 30, 2007.

AirWave Wireless, Inc.
Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Property and Equipment:

Property and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line method over the estimated useful life of the asset, generally three to five years.

Impairment of Long-Lived Assets:

The Company accounts for long-lived assets in accordance with the provisions of SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. This standard requires that long-lived assets, such as property and equipment and intangible assets subject to amortization, be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. As of September 30, 2007, management does not believe there has been any impairment of long-lived assets.

Income Taxes:

The Company accounts for income taxes using the asset and liability method. Under this method, deferred income tax assets and liabilities are recorded based on the estimated future tax effects of differences between financial statement and income tax basis of existing assets and liabilities. Deferred income taxes are classified as current or non-current, based on the classifications of the related assets and liabilities giving rise to the temporary differences. A valuation allowance is provided against the Company’s deferred income tax assets when their realization is not reasonably assured.

Research and Development Costs:

Research and development costs are expensed as incurred and consist primarily of salaries, consulting services and other direct expenses.

AirWave Wireless, Inc.
Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Stock-Based Compensation and Change in Accounting Method:

Prior to January 1, 2006, the Company accounted for share-based payments to employees using the intrinsic value method of Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB 25) and related interpretations. Since the Company generally grants stock options with an exercise price equal to the value of the stock at date of grant, the intrinsic value method resulted in no material stock-based compensation being recognized for prior years. Prior to January 1, 2006, as required by Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation (SFAS 123), the Company disclosed the fair value of options granted based on the minimum value method, which assumed zero volatility in the Company’s stock.

Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123 (Revised 2004), Share-Based Payment (SFAS 123R). SFAS 123R requires private companies which previously computed their fair value disclosures using the minimum value method to use the prospective transition method to adopt SFAS 123R. Under the prospective method, all share-based payments issued since adoption are accounted for using the fair value method. No compensation is recorded for options granted prior to the adoption date. Because SFAS 123R is applied prospectively to all new awards, the compensation expense recorded by the Company for the year ended September 30, 2007, is not expected to be indicative of compensation expense in future years as the number of awards subject to measurement under SFAS 123R is expected to increase in those periods.

Compensation expense for options or warrants granted to non-employees is measured on the date of performance at the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measured. Compensation expense for options granted to non-employees is periodically re-measured as the underlying options vest.

Use of Estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses in the financial statements and accompanying notes. Actual results could differ from estimates.

AirWave Wireless, Inc.
Notes to Financial Statements

2.	Significant Accounting Policies (continued)

Recent Accounting Pronouncements:

In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for the Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 (FIN 48), which clarifies the accounting for uncertainty in tax positions. This interpretation requires that the Company recognize in its financial statements, the impact of a tax position, if that position is more likely than not of being sustained, based on the technical merits of the position. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2007, with the cumulative effect, if any, of the change in accounting principle recorded as an adjustment to opening accumulated deficit. In May 2007, the FASB issued FASB Staff Position FIN 48-1, “Definition of ‘Settlement’ in FASB Interpretation No. 48” (FSP FIN 48-1). FSP FIN 48-1 provides guidance on how a company should determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. The Company is currently assessing the impact, if any, of adopting this standard on the Company’s financial position, cash flows and results of operations.

3.	Property and Equipment

Property and equipment consists of the following at September 30, 2007:

Computer and office equipment	$604,861
Computer software	76,878
Furniture and fixtures	28,144

709,883
Less accumulated depreciation and amortization	499,092

$210,791

AirWave Wireless, Inc.
Notes to Financial Statements

4.	Income Taxes

Deferred income taxes result from the tax effect of transactions that are recognized in different periods for financial statement and income tax reporting purposes. The Company’s net deferred income tax assets at September 30, 2007, were $7,809,000, and have been fully offset by a valuation allowance, as their realization is not reasonably assured. These deferred income tax assets consist primarily of net operating losses, that may be carried forward to offset future income tax liabilities, and research and development tax credits.

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Due to the uncertainty of the business in which the Company operates, projections of future profitability are difficult and past profitability is not necessarily indicative of future profitability. Management does not believe it is more likely than not that the deferred tax assets will be realized; accordingly, a full valuation allowance has been established and no deferred tax asset and related tax benefit have been recognized in the accompanying financial statements.

As of September 30, 2007, the Company had net operating loss carry-forwards for federal and state income tax purposes of $16,096,000 and $14,445,000, respectively, available to reduce future income subject to income taxes. The federal net operating loss carry-forwards will begin to expire, if not utilized, in 2020. State net operating loss carry-forwards begin to expire in 2008.

As of September 30, 2007, unused research and development and alternative minimum tax credits of $598,000 and $647,000 are available to reduce future federal and California income taxes, respectively. The federal research credit carry-forwards will begin to expire, if not utilized, in 2022. California credits will carry forward indefinitely.

The types of temporary differences that give rise to significant portions of the Company’s deferred tax assets and liabilities are listed below:

Deferred income tax assets:
Net operating loss and credit carryforwards	$7,582,000
Depreciation and amortization	83,000
Allowances and accrued liabilities	144,000

Deferred income tax assets	7,809,000
Less valuation allowance	(7,809,000)

Net deferred income tax assets	$—

AirWave Wireless, Inc.
Notes to Financial Statements

4.	Income Taxes (continued)

The Tax Reform Act of 1986 and the California Conformity Act of 1987 impose restrictions on the utilization of net operating loss and tax credit carry-forwards in the event of an “ownership change” as defined in the Internal Revenue Code, Section 382. If an “ownership change,” as defined in the Internal Revenue Code, has occurred, the Company’s ability to utilize its net operating loss and tax credit carry-forwards may be subject to restrictions pursuant to these provisions.

5.	Commitments and Contingencies

Operating Leases:

The Company leases its office facilities under a non-cancelable operating lease agreement that expires in July 2010. In addition to the base rent, the Company is responsible for certain insurance, property tax and maintenance expenses under the terms of the lease. Rent expense was $158,000 for the year ended September 30, 2007.

Future minimum payments required under the non-cancelable operating lease agreement are as follows:

Year ending September 30:
2008	$170,000
2009	175,000
2010	149,000

$494,000

Litigation:

In the normal course of business, the Company receives and makes inquiries with regard to possible legal disputes. Where deemed advisable, the Company may seek or extend licenses or negotiate settlements. Outcomes of such negotiations may not be estimable; however, management does not believe that such settlements will, individually or in the aggregate, have a material adverse effect on the Company’s financial position or results of operations.

AirWave Wireless, Inc.
Notes to Financial Statements

6.	Financing Arrangement

In December 2006, the Company entered into a Loan and Security Agreement (the Agreement) with a financial institution. The Agreement includes a line of credit of up to $1,000,000 and allows for borrowings against 80% of eligible accounts receivable up to $2,000,000. Total borrowings under the Agreement cannot exceed $2,000,000 at any point in time and include interest at the bank’s prime rate plus 0.75% per annum and are secured by substantially all of the Company’s assets. The Agreement is renewable each December. There were no outstanding borrowings under the Agreement at September 30, 2007. Subsequent to year end, in December 2007, the Company extended the Agreement until the end of January 2008.

In connection with the Agreement, the Company issued a warrant for the purchase of 29,764 shares of Series D redeemable convertible preferred stock at $0.50396 per share to the financial institution (Note 9).

7.	Redeemable Convertible Preferred Stock and Common Stock

Redeemable Convertible Preferred Stock:

The Company is authorized to issue 30,434,917 shares of redeemable convertible preferred stock with a par value of $0.001 per share. The Board had designated 485,100 shares as Series A convertible preferred stock (Series A), 5,030,564 shares as Series B convertible preferred stock (Series B), 10,573,870 shares as Series C convertible preferred stock (Series C) and 14,345,383 shares as Series D redeemable convertible preferred stock (Series D) with a par value of $0.001. The Company is authorized to issue one share of Special Stock.

In connection with the issuance of Series C in March 2002, the holders of Series A and common stock exchanged each share of their existing stock for 0.04851 shares of Series A and common stock, respectively. The share of Special Stock outstanding is included in preferred stock in the accompanying financial statements and holds special voting rights.

At September 30, 2007, the Company had 485,100 shares of Series A, 5,030,564 shares of Series B, 10,573,870 shares of Series C and 13,889,992 shares of Series D issued and outstanding.

AirWave Wireless, Inc.
Notes to Financial Statements

7.	Redeemable Convertible Preferred Stock and Common Stock (continued)

Redeemable Convertible Preferred Stock: (continued)

As of September 30, 2007, the rights, preferences, privileges and restrictions of the Series A, Series B, Series C, and Series D are as follows:
(a)	The holders of each outstanding share of Series D are entitled to receive annual, cumulative, compounding, dividends of 3% on the sum of $0.50396 as adjusted for any stock dividends, combinations, splits, recapitalization and certain similar events, plus all accrued but unpaid dividends for Series D that have compounded. Series D preferred dividends compound annually in arrears on December 31. Partial periods are calculated daily on a pro rata basis. Series D preferred dividends commence to accrue on a daily basis on each issued and outstanding share of Series D from the date of issuance and continue to accrue thereafter, regardless of whether or not there are profits, surplus or other funds. No dividend shall be declared on any series of convertible preferred stock unless all Series D preferred dividends have been declared and paid. As of September 30, 2007, no dividends have been declared or paid.

The holders of each outstanding share of Series A, Series B and Series C are entitled to receive non-cumulative dividends of $0.08738, $0.08 and $0.0318216 per share, respectively, as adjusted for any stock dividends, combinations, splits, recapitalization and certain similar events, when and if declared by the Board of Directors.

The holders of common stock or Special Stock are not entitled to dividends until all dividends declared for all preferred stock are paid and the amount to be paid to common or Special Stock holders is also paid to the holders of preferred stock on an as-converted to common stock basis.

(b)	In the event of liquidation or winding up of the Company, the holders of Series D are entitled to receive $0.75594 per share, as adjusted for any stock dividends, combinations, splits, recapitalizations and certain similar events, plus the accrued but unpaid dividends. If the assets of the Company are insufficient to make this distribution, the holders of Series D will receive the available proceeds on a pro rata basis, based on the aggregate liquidation value held by each holder of Series D.

AirWave Wireless, Inc.
Notes to Financial Statements

7.	Redeemable Convertible Preferred Stock and Common Stock (continued)

Redeemable Convertible Preferred Stock: (continued)
Upon completion of the distributions described above, the Company’s remaining assets or funds legally available for distribution to stockholders or the consideration received as a result of any such liquidation event after payment to the holders of Series D, if any, shall be distributed to the holders of Series A, Series B and Series C in the amount of $1.09235, $1.00 and $0.39777 per share (the original issuance price), respectively, as adjusted for any stock dividends, combinations, splits, recapitalizations and certain similar events, plus declared by unpaid dividends. If the assets of the Company are insufficient to make this distribution, holders of Series A, Series B and Series C will receive the available proceeds on a pro rata basis, based on the aggregate liquidation value held by each holder of Series A, Series B and Series C.

Upon completion of the distributions described above, the Company’s remaining assets or funds legally available for distribution to stockholders or the consideration received as a result of any such liquidation event after payment to the holders of preferred stock, if any, shall be distributed to the holders of common stock, as well as to the holders of Series A, Series B, and Series C on an as-converted to common stock basis. When combined with the liquidation preference noted above, the holders of Series A, Series B and Series C will receive in aggregate 1.5 times, 1.5 times and 2 times the original issue price, respectively. Thereafter, any remaining assets and funds shall be distributed to the holders of common and Special Stock.

(c)	Each share of Series A, Series B, Series C and Series D is convertible at the option of the holder, at any time after the issuance of such share, into such number of common stock as is determined by dividing the original issuance price by the conversion price in effect at the time of conversion. The initial conversion prices for Series A, Series B, Series C and Series D of $1.09235, $1.00, $0.39777 and $0.50396, respectively, subject to adjustment for stock dividends, combinations, splits, recapitalization and certain similar events. If the effective price per share for an additional share of common stock issued or deemed to be issued by the Company is less than the preferred stock conversion price in effect for each such series prior to such issuance, then the conversion price of each series is subject to an anti-dilution adjustment. The Special Stock shall be convertible at the option of the holder, at any time after the issuance of such share or when the holder ceases to own or control at least 5% of common stock of the Company, into one share of common stock.

AirWave Wireless, Inc.
Notes to Financial Statements

7.	Redeemable Convertible Preferred Stock and Common Stock (continued)

Redeemable Convertible Preferred Stock: (continued)
Each share of convertible preferred stock automatically converts into shares of common stock at the rate noted above, subject to adjustment for any stock dividends, combinations, splits, recapitalization and certain similar events, upon the earlier of (i) a closing of a qualified public offering of common stock with an aggregate offering of at least $25,000,000 or (ii) the written consent of holders of at least 50% of the then outstanding shares of convertible preferred stock, voting as a separate class.

(d)	The holders of Series A, Series B, Series C, and Series D stock vote with the holders of common stock on all matters submitted to shareholder vote, with holders of preferred stock having a number of votes equal to the number of shares of common stock into which each share of preferred stock could then be converted. The holder of Special Stock is entitled to cast in the aggregate the number of votes equal to the greatest of: (1) such holders voting power, (2) the number of votes needed to enable the stockholder to vote the special voting percentage of the voting power of all outstanding shares or (c) the number of votes that enable the stockholder to cast one more than the number of votes entitled to be cast by any stockholder or group thereof.

(e)	Without the approval of a majority of the holders of outstanding shares of Series A, Series B, and Series C voting as a separate class, and the approval of the holders of at least two-thirds of the outstanding shares of Series D voting as a separate class, the Company cannot take any action that (1) adversely alters or changes the rights, preferences, or privileges of preferred stock; (2) increases the authorized number of shares of preferred, common or Special Stock; (3) creates a new class or series of security with rights, preferences, or privileges senior to those of the existing preferred stock; (4) results in any merger or similar transaction; (5) results in any redemption or dividend; (6) results in a material change in the business of the Company; (7) authorize or effect the liquidation, dissolution or winding up of the Company; (8) increase or decrease the number of directors; (9) authorize or effect any increase in the number of shares of common stock reserved under any stock, option or incentive plan.

(f)	The Board of Directors consists of five members. The holders of Series D, voting together as a single class on an as-converted basis shall be entitled to elect one member of the Board of Directors. The holders of Series A, Series C and Special Stock, voting together as a single class on an as-converted basis shall be entitled to elect one member of the Board of Directors. The holders of Series B, voting together as a single class on an as-converted basis shall be entitled to elect one member of the Board of Directors. The holders of common, preferred and Special Stock, voting together as a single class on an as-converted basis shall be entitled to elect two members of the Board of Directors.

AirWave Wireless, Inc.
Notes to Financial Statements

7.	Redeemable Convertible Preferred Stock and Common Stock (continued)

Redeemable Convertible Preferred Stock: (continued)
(g)	Shares of Series D are redeemable at the option of the holder at any time on or after the fifth anniversary date of the original issuance date upon the approval of more than 66 2/3% of the then outstanding shares of Series D. The shares shall be redeemed at the original issuance price, as adjusted for any stock dividends, combinations, splits plus all accrued but unpaid dividends. The redemption shall be paid 33 1/3% within 60 days of receipt of the redemption notice, 33 1/3% on or prior to the first anniversary of receipt of the redemption notice and 33 1/3% on or prior to the second anniversary of receipt of the redemption notice. If funds of the Company are insufficient to redeem all such shares, the holders of Series D shall share ratably in any funds available for redemption.
Common Stock:

The Company is authorized to issue 38,000,000 shares of common stock with a par value of $0.001 per share. As of September 30, 2007, the Company had 366,999 shares of common stock issued and outstanding.

8.	Stock Option Plan

In 2000, the Company established the 2000 Stock Option Plan (the Plan) under which the Board of Directors may grant incentive stock options to employees and non-qualified stock options to employees, directors and consultants. The Company has reserved 7,116,382 shares of common stock for issuance under the Plan.

The exercise price of an option cannot be less than the fair value of one share of common stock on the date of grant for incentive stock options or 85% of the fair value of one share of common stock for non-statutory stock options (not less than 110% of the fair value for stockholders owning greater than 10% of all classes of stock) as determined by the Board of Directors. Options expire after ten years (five years for stockholders owning greater than 10% of all classes of stock). The Plan grants the Board of Directors the discretion to determine when the options granted will become exercisable. Options granted under the Plan generally vest over a three-to-five year period.

AirWave Wireless, Inc.
Notes to Financial Statements

8.	Stock Option Plan (continued)

Most options to employees are granted subject to a four year vesting schedule. The first vesting installment of 20% occurs on the six-month anniversary of commencement of employment or grant date. The next vesting installment of 20% occurs on the first anniversary of commencement or grant date. Subsequent vesting is in 20% installments on the second, third and fourth anniversary of commencement of employment or grant date. The Board of Directors, and the Compensation Committee, to which the Board of Directors has delegated the authority to grant options, retains the discretion to issue options that are subject to different vesting terms, including fully vested options, and from time to time has exercised this discretion with option grants to both employees and to non-employees, such as outside directors or advisors.

In 2007, the Company recognized $11,278 of compensation expense related to options granted to employees. The compensation expense is allocated on a departmental basis, based on the classification of the option holder. No income tax benefits have been recognized in the statement of operations for stock-based compensation arrangements and no stock-based compensation costs have been capitalized as part of property and equipment as of September 30, 2007.

Future stock-based compensation for unvested employee options granted and outstanding as of September 30, 2007, is $90,466 to be recognized over a weighted-average remaining requisite service period of 3.43 years.

Under SFAS 123R, the fair value of each award to employees is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions: expected life of 6.25 years; risk-free interest rate of 4.64%; expected volatility of 87% and no dividends during the expected life. Expected volatility is based on historical volatilities of public companies operating in the Company’s industry. The expected life of the options represents the period of time options are expected to be outstanding and is estimated considering vesting terms and employees’ historical exercise and post-vesting employment termination behavior. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant.

AirWave Wireless, Inc.
Notes to Financial Statements

8.	Stock Option Plan (continued)

Stock option activity under the Plans is as follows:

		Options Outstanding
			Weighted-
	Options	Number of	Average
	Available	Options	Exercise Price

Balances, September 30, 2006	576,296	6,221,087	$0.08

Granted	(593,000)	593,000	0.10
Exercised	—	(48,000)	0.06
Cancelled	134,500	(134,500)	0.08

Balances, September 30, 2007	117,796	6,631,587	$0.10

At September 30, 2007, there were 6,631,587 options outstanding with a weighted-average remaining contractual life of 6.26 years. 5,295,587 options were vested and exercisable with a weighted-average exercise price of $0.09 per share.

The weighted-average fair value of options granted during the year was $0.15 per share. The intrinsic value related to options exercised during 2007 was $5,200.

The Company also uses the fair value method to value options granted to non-employees. The Company has recognized stock-based compensation expense of $891 in 2007, on an accelerated basis over the vesting period of the individual options. The Company’s calculation for non-employee grants was made using the Black-Scholes option-pricing model with the following weighted average assumptions: expected volatility of 87%; risk-free interest rate of 4.68%; no dividends and expected life of 10 years.

9.	Warrants

In July 2004, in connection with the issuance of Series D redeemable convertible preferred stock, the Company issued a warrant to purchase 395,863 shares of Series D at $0.12599 per share. The warrant expires in July 2011. The Company valued the warrant on the grant date using the Black-Scholes option-pricing model with the following assumptions: contractual life of 7 years; no dividends; volatility of 95%; risk-free interest rate of 4.70%. This resulted in an estimated fair value of $184,000 related to the warrant. At September 30, 2007, the warrant remained outstanding.

AirWave Wireless, Inc.
Notes to Financial Statements

9.	Warrants (continued)

In December 2006, in connection with a financing arrangement, the Company issued a warrant to purchase 29,764 shares of Series D at $0.50396 per share. The warrant expires in December 2013. The Company valued the warrant on the grant date using the Black-Scholes option-pricing model with the following assumptions: contractual life of 7 years; no dividends; volatility of 95%; risk-free interest rate of 4.70%. This resulted in an estimated fair value of $12,000 related to the warrant which is being amortized to interest expense through November 2008. As such, interest expense of $10,000 was recognized for the year ended September 30, 2007, and the remaining unamortized balance at September 30, 2007, of $2,000 is included in prepaid expenses and other current assets. At September 30, 2007, the warrant remained outstanding.

FASB Staff Position 150-5, Issuer’s Accounting under FASB Statement No. 150 (“SFAS 150”) for Freestanding Warrants and Other Similar Instruments on Shares That Are Redeemable (“FSP 150-5”) requires the Company to classify its outstanding preferred stock warrants as liabilities on its balance sheet and record adjustments to the value of its preferred stock warrants in its statement of operations to reflect their fair value at each reporting period. The impact of the fair value adjustments on the Company’s outstanding warrants was not material to the year ended September 30, 2007.

AirWave Wireless, Inc.
Unaudited Financial Statements
As of December 31, 2007 and
September 30, 2007 and for
the three months ended December 31,
2007 and 2006

AirWave Wireless, Inc.
Balance Sheets

	December 31,	September 30,
	2007	2007
	(unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$1,134,059	$948,676
Accounts receivable, net of allowance for doubtful accounts	2,258,704	1,114,133
Prepaid expenses and other current assets	112,270	93,991

Total current assets	3,505,033	2,156,800

Property and Equipment, net	219,480	210,791

Other Assets	29,366	29,366

	$3,753,879	$2,396,957

LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND SHAREHOLDERS’ DEFICIT

Current Liabilities
Accounts payable	$263,691	$134,615
Accrued expenses and other current liabilities	1,311,791	559,451
Deferred revenue	2,791,690	1,603,422
Dividend payable	764,769	695,679

Total current liabilities	5,131,941	2,993,167

Commitments and Contingencies
(Notes 5, 6, 7 and 9)
Redeemable convertible preferred stock, $0.001 par value; 30,434,917 shares authorized; 29,979,526 shares issued and outstanding (aggregate liquidation preference of $20,962,680)	16,867,793	16,867,793

Shareholders’ Deficit
Common stock, $0.001 par value; 38,000,000 shares authorized; 493,208 and 366,999 issued and outstanding	493	367
Additional paid-in capital	16,879,458	16,871,830
Accumulated dividends	(764,769)	(695,679)
Accumulated deficit	(17,523,224)	(16,802,708)

Total shareholders’ deficit	(1,391,952)	(610,100)

	$3,753,879	$2,396,957

See Notes to Financial Statements

AirWave Wireless, Inc.
Statements of Operations

	For the Three Months Ended
	December 31,	December 31,
	2007	2006
	(unaudited)	(unaudited)
Revenues
Product	$1,748,267	$1,420,782
Professional services and support	578,773	384,771

Total revenues	2,327,040	1,805,553

Cost of Revenues

Professional services and support	138,235	84,328

Total cost of revenues	138,235	84,328

Gross profit	2,188,805	1,721,225

Operating Expenses
Research and development	709,754	594,765
General and administrative	868,274	269,798
Selling and marketing	1,328,962	1,023,121

Total operating expenses	2,906,990	1,887,684

Loss from Operations	(718,185)	(166,459)

Interest and Other Income (Expense), net	2,566	(231)

Loss Before Income Tax Expense	(715,619)	(166,690)

Income Tax Expense	4,897	2,212

Net Loss	$(720,516)	$(168,902)

See Notes to Financial Statements

AirWave Wireless, Inc.
Statements of Cash Flows

	For the Three Months Ended
	December 31,	December 31,
	2007	2006
	(unaudited)	(unaudited)
Cash Flows from Operating Activities
Net loss	$(720,516)	$(168,902)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Depreciation and amortization	17,957	12,109
Allowance for doubtful accounts	(8,000)	—
Stock-based compensation expense	2,706	4,914
Non-cash interest expense	2,000	1,000
Changes in current assets and liabilities:
Accounts receivable	(1,136,571)	(1,081,440)
Prepaid expenses and other current assets	(20,279)	(93,633)
Other assets	—	(4,133)
Accounts payable	129,076	44,926
Accrued expenses and other current liabilities	752,340	291,973
Deferred revenue	1,188,268	384,673

Net cash provided by (used in) operating activities	206,981	(608,513)

Cash Flows from Investing Activities
Purchase of property and equipment	(26,646)	(33,220)

Net cash used in investing activities	(26,646)	(33,220)

Cash Flows from Financing Activities
Proceeds from the exercise of common stock options, net	5,048	—

Net cash provided by financing activities	5,048	—

Net Increase (Decrease) in Cash and Cash Equivalents	185,383	(641,733)

Cash and Cash Equivalents, beginning of period	948,676	1,326,834

Cash and Cash Equivalents, end of period	$1,134,059	$685,101

See Notes to Financial Statements

AirWave, Inc.
Statements of Cash Flows (continued)

	For the Three Months Ended
	December 31,	December 31,
	2007	2006
	(unaudited)	(unaudited)
Supplemental Disclosure of Cash Flow Information
Cash paid for interest	$—	$—

Cash paid for income taxes	$5,000	$—

Supplemental Schedule of Non-Cash Financing Activities

Accretion of dividends on redeemable convertible preferred stock	$69,090	$54,893

Issuance of warrant to purchase 29,764 shares of Series D redeemable convertible preferred stock in connection with a financing arrangement	$—	$12,000

See Notes to Financial Statements

AirWave Wireless, Inc.
Notes to Financial Statements (unaudited)
1.	Nature of Business and Management’s Plans Regarding the Financing of Future Operations
Nature of Business
AirWave Wireless, Inc. (the Company) was incorporated on July 27, 2000, in the State of Delaware and is headquartered in San Mateo, California. The Company is a leading developer of network management software solutions that provide administrators a single point of intelligent control to monitor, analyze, and configure their wireless network infrastructure. The Company’s patented AirWave Wireless Management Suite software is sold through a global network of value-added resellers and systems integrators.
Management’s Plans Regarding the Financing of Future Operations
The Company has incurred losses and net cash outflows from operations since inception. Management continues to focus its efforts on increasing revenue and controlling expenditures. Management believes the Company has sufficient resources to meet working capital needs through at least December 31, 2008. If the Company does not generate sufficient revenue or reduce expenditures, additional debt or equity financing may be required. The inability to obtain additional debt or equity financing, if needed, could adversely affect the Company’s long term ability to achieve its intended objectives.
In January 2008, the Company entered into an Agreement and Plan of Reorganization in order to become a wholly owned subsidiary of a publicly traded company. The acquisition was completed on March 20, 2008.
2.	Significant Accounting Policies
Basis of Presentation:
The accompanying unaudited financial statements have been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). They do not include all of the financial information and footnotes required by GAAP for complete financial statments. The Company believes the unaudited financial statements have been prepared on the same basis as its audited financial statements as of and for the year ended September 30, 2007 and include all adjustments necessary for the fair statements of the Company’s financial positions as of December 31, 2007, its results of operations for the three months ended December 31, 2007 and 2006, and its cash flows for the three months ended December 31, 2007 and 2006.

AirWave Wireless, Inc.
Notes to Financial Statements (unaudited)
Revenue Recognition:
The Company recognizes revenue from software license agreements in accordance with Statements of Position (SOP) 97-2 and 98-9, Software Revenue Recognition, issued by the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants. License revenue is recognized when there is evidence of an arrangement, the licensed product has been delivered, fees are fixed or determinable, collection is probable and when all other significant obligations have been fulfilled. Arrangements for which collection of fees is not deemed probable are recognized upon cash collection.

AirWave Wireless, Inc.
Notes to Financial Statements (unaudited)
2.	Significant Accounting Policies (continued)
Revenue Recognition: (continued)
For arrangements containing multiple elements, such as software license fees, installation services, hardware and maintenance and where vendor-specific objective evidence of fair value (VSOE) exists for all undelivered elements, the Company accounts for the delivered elements in accordance with the residual method prescribed by SOP 98-9. Revenue from professional services is generally recognized as the services are provided.
Cash and Cash Equivalents:
Cash and cash equivalents include all cash balances and highly liquid investments purchased with a remaining maturity of three months or less.
Concentration of Credit Risk and Significant Customers:
Financial instruments that potentially subject the Company to concentration of credit risk consist of cash and cash equivalents and accounts receivable. The Company maintains cash at two financial institutions. The balances exceeded the $100,000 Federal Deposit Insurance Corporation limit at December 31, 2007. The Company’s accounts receivable are derived from revenues earned from customers located worldwide. To reduce credit risk with accounts receivable, the Company performs ongoing evaluations of its customers’ financial condition. The Company provides credit to its customers in the normal course of business and maintains allowances for potential credit losses. To date, such losses have been within management’s expectations.
Property and Equipment:
Property and equipment are stated at cost, less accumulated depreciation and amortization. Depreciation is provided using the straight-line method over the estimated useful life of the asset, generally three to five years.

AirWave Wireless, Inc.
Notes to Financial Statements (unaudited)
2.	Significant Accounting Policies (continued)
Impairment of Long-Lived Assets:
The Company accounts for long-lived assets in accordance with the provisions of SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. This standard requires that long-lived assets, such as property and equipment and intangible assets subject to amortization, be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to future net cash flows expected to be generated by the asset. If the carrying amount of an asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. As of December 31, 2007, management does not believe there has been any impairment of long-lived assets.
Income Taxes:
The Company accounts for income taxes using the asset and liability method. Under this method, deferred income tax assets and liabilities are recorded based on the estimated future tax effects of differences between financial statement and income tax basis of existing assets and liabilities. Deferred income taxes are classified as current or non-current, based on the classifications of the related assets and liabilities giving rise to the temporary differences. A valuation allowance is provided against the Company’s deferred income tax assets when their realization is not reasonably assured.
Research and Development Costs:
Research and development costs are expensed as incurred and consist primarily of salaries, consulting services and other direct expenses.

AirWave Wireless, Inc.
Notes to Financial Statements (unaudited)
2.	Significant Accounting Policies (continued)
Stock-Based Compensation and Change in Accounting Method:
Prior to January 1, 2006, the Company accounted for share-based payments to employees using the intrinsic value method of Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB 25) and related interpretations. Since the Company generally grants stock options with an exercise price equal to the value of the stock at date of grant, the intrinsic value method resulted in no material stock-based compensation being recognized for prior years. Prior to January 1, 2006, as required by Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation (SFAS 123), the Company disclosed the fair value of options granted based on the minimum value method, which assumed zero volatility in the Company’s stock.
Effective January 1, 2006, the Company adopted Statement of Financial Accounting Standards No. 123 (Revised 2004), Share-Based Payment (SFAS 123R). SFAS 123R requires private companies which previously computed their fair value disclosures using the minimum value method to use the prospective transition method to adopt SFAS 123R. Under the prospective method, all share-based payments issued since adoption are accounted for using the fair value method. No compensation is recorded for options granted prior to the adoption date. Because SFAS 123R is applied prospectively to all new awards, the compensation expense recorded by the Company for the year ended December 31, 2007, is not expected to be indicative of compensation expense in future years as the number of awards subject to measurement under SFAS 123R is expected to increase in those periods.
Compensation expense for options or warrants granted to non-employees is measured on the date of performance at the fair value of the consideration received or the fair value of the equity instruments issued, whichever is more reliably measured. Compensation expense for options granted to non-employees is periodically re-measured as the underlying options vest.
Use of Estimates:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses in the financial statements and accompanying notes. Actual results could differ from estimates.

AirWave Wireless, Inc.
Notes to Financial Statements (unaudited)
2.	Significant Accounting Policies (continued)
Recent Accounting Pronouncements:
In July 2006, the Financial Accounting Standards Board issued Interpretation No. 48, Accounting for the Uncertainty in Income Taxes — an Interpretation of FASB Statement No. 109 (FIN 48), which clarifies the accounting for uncertainty in tax positions. This interpretation requires that the Company recognize in its financial statements, the impact of a tax position, if that position is more likely than not of being sustained, based on the technical merits of the position. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2007, with the cumulative effect, if any, of the change in accounting principle recorded as an adjustment to opening accumulated deficit. The Company is currently assessing the impact, if any, of adopting this standard on the Company’s financial position, cash flows and results of operations.
3.	Property and Equipment
Property and equipment consists of the following at:

	December 31,	September 30,
	2007	2007
Computer and office equipment	$628,344	$604,861
Computer software	76,878	76,878
Furniture and fixtures	31,307	28,144

	736,529	709,883
Less accumulated depreciation and amortization	517,049	499,092

	$219,480	$210,791

AirWave Wireless, Inc.
Notes to Financial Statements (unaudited)
4.	Income Taxes
Deferred income taxes result from the tax effect of transactions that are recognized in different periods for financial statement and income tax reporting purposes. The Company’s net deferred income tax assets at December 31, 2007, were $7,957,000, and have been fully offset by a valuation allowance, as their realization is not reasonably assured. These deferred income tax assets consist primarily of net operating losses that may be carried forward to offset future income tax liabilities, and research and development tax credits.
In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Due to the uncertainty of the business in which the Company operates, projections of future profitability are difficult and past profitability is not necessarily indicative of future profitability. Management does not believe it is more likely than not that the deferred tax assets will be realized; accordingly, a full valuation allowance has been established and no deferred tax asset and related tax benefit have been recognized in the accompanying financial statements.
As of December 31, 2007, the Company had net operating loss carry-forwards for federal and state income tax purposes of $16,048,000 and $14,397,000, respectively, available to reduce future income subject to income taxes. The federal net operating loss carry-forwards will begin to expire, if not utilized, in 2020. State net operating loss carry-forwards begin to expire in 2008.
As of December 31, 2007, unused research and development and alternative minimum tax credits of $589,000 and $638,000 are available to reduce future federal and California income taxes, respectively. The federal research credit carry-forwards will begin to expire, if not utilized, in 2022. California credits will carry forward indefinitely.

AirWave Wireless, Inc.
Notes to Financial Statements (unaudited)
4.	Income Taxes (continued)
The types of temporary differences that give rise to significant portions of the Company’s deferred tax assets and liabilities are listed below at December 31, 2007:

Deferred income tax assets:
Net operating loss and credit carryforwards	$7,535,000
Depreciation and amortization	79,000
Allowances and accrued liabilities	343,000

Deferred income tax assets	7,957,000
Less valuation allowance	(7,957,000)

Net deferred income tax assets	$—

The Tax Reform Act of 1986 and the California Conformity Act of 1987 impose restrictions on the utilization of net operating loss and tax credit carry-forwards in the event of an “ownership change” as defined in the Internal Revenue Code, Section 382. If an “ownership change,” as defined in the Internal Revenue Code, has occurred, the Company’s ability to utilize its net operating loss and tax credit carry-forwards may be subject to restrictions pursuant to these provisions.
5.	Commitments and Contingencies
Operating Leases:
The Company leases its office facilities under a non-cancelable operating lease agreement that expires in July 2010. In addition to the base rent, the Company is responsible for certain insurance, property tax and maintenance expenses under the terms of the lease. Rent expense was $48,000 and $35,000 for the three months ending December 31, 2007 and December 31, 2006, respectively.
Future minimum payments required under the non-cancelable operating lease agreement are as follows at December 31, 2007:

Years Ending December 31:
2008	$171,000
2009	176,000
2010	104,000

$451,000

AirWave Wireless, Inc.
Notes to Financial Statements (unaudited)
5.	Commitments and Contingencies (continued)
Litigation:
In the normal course of business, the Company receives and makes inquiries with regard to possible legal disputes. Where deemed advisable, the Company may seek or extend licenses or negotiate settlements. Outcomes of such negotiations may not be estimable; however, management does not believe that such settlements will, individually or in the aggregate, have a material adverse effect on the Company’s financial position or results of operations.
6.	Financing Arrangement
In December 2006, the Company entered into a Loan and Security Agreement (the Agreement) with a financial institution. The Agreement includes a line of credit of up to $1,000,000 and allows for borrowings against 80% of eligible accounts receivable up to $2,000,000. Total borrowings under the Agreement cannot exceed $2,000,000 at any point in time and include interest at the bank’s prime rate plus 0.75% per annum and are secured by substantially all of the Company’s assets. The Agreement is renewable each December. There were no outstanding borrowings under the Agreement at December 31, 2007. In December 2007, the Company extended the Agreement until the end of January 2008 at which time it expired.
In connection with the Agreement, the Company issued a warrant for the purchase of 29,764 shares of Series D redeemable convertible preferred stock at $0.50396 per share to the financial institution (Note 9).
7.	Redeemable Convertible Preferred Stock and Common Stock
Redeemable Convertible Preferred Stock:
The Company is authorized to issue 30,434,917 shares of Redeemable Convertible preferred stock with a par value of $0.001 per share. The Board had designated 485,100 shares as Series A convertible preferred stock (Series A), 5,030,564 shares as Series B convertible preferred stock (Series B), 10,573,870 shares as Series C convertible preferred stock (Series C) and 14,345,383 shares as Series D redeemable convertible preferred stock (Series D) with a par value of $0.001. The Company is authorized to issue one share of Special Stock.

AirWave Wireless, Inc.
Notes to Financial Statements (unaudited)
7.	Redeemable Convertible Preferred Stock and Common Stock (continued)
Redeemable Convertible Preferred Stock: (continued)
In connection with the issuance of Series C in March 2002, the holders of Series A and common stock exchanged each share of their existing stock for 0.04851 shares of Series A and common stock, respectively. The share of Special Stock outstanding is included in preferred stock in the accompanying financial statements and holds special voting rights.
At December 31, 2007, the Company had 485,100 shares of Series A, 5,030,564 shares of Series B, 10,573,870 shares of Series C and 13,889,992 shares of Series D issued and outstanding.
As of December 31, 2007, the rights, preferences, privileges and restrictions of the Series A, Series B, Series C, and Series D are as follows:
(a)	The holders of each outstanding share of Series D are entitled to receive annual, cumulative, compounding, dividends of 3% on the sum of $0.50396 as adjusted for any stock dividends, combinations, splits, recapitalization and certain similar events, plus all accrued but unpaid dividends for Series D that have compounded. Series D preferred dividends compound annually in arrears on December 31. Partial periods are calculated daily on a pro rata basis. Series D preferred dividends commence to accrue on a daily basis on each issued and outstanding share of Series D from the date of issuance and continue to accrue thereafter, regardless of whether or not there are profits, surplus or other funds. No dividend shall be declared on any series of convertible preferred stock unless all Series D preferred dividends have been declared and paid. As of December 31, 2007, no dividends have been declared or paid.

The holders of each outstanding share of Series A, Series B and Series C are entitled to receive non-cumulative dividends of $0.08738, $0.08 and $0.0318216 per share, respectively, as adjusted for any stock dividends, combinations, splits, recapitalization and certain similar events, when and if declared by the Board of Directors.

The holders of common stock or Special Stock are not entitled to dividends until all dividends declared for all preferred stock are paid and the amount to be paid to common or Special Stock holders is also paid to the holders of preferred stock on an as-converted to common stock basis.

AirWave Wireless, Inc.
Notes to Financial Statements (unaudited)
7.	Redeemable Convertible Preferred Stock and Common Stock (continued)
Redeemable Convertible Preferred Stock: (continued)
(b)	In the event of liquidation or winding up of the Company, the holders of Series D are entitled to receive $0.75594 per share, as adjusted for any stock dividends, combinations, splits, recapitalizations and certain similar events, plus the accrued but unpaid dividends. If the assets of the Company are insufficient to make this distribution, the holders of Series D will receive the available proceeds on a pro rata basis, based on the aggregate liquidation value held by each holder of Series D.

Upon completion of the distributions described above, the Company’s remaining assets or funds legally available for distribution to stockholders or the consideration received as a result of any such liquidation event after payment to the holders of Series D, if any, shall be distributed to the holders of Series A, Series B and Series C in the amount of $1.09235, $1.00 and $0.39777 per share (the original issuance price), respectively, as adjusted for any stock dividends, combinations, splits, recapitalizations and certain similar events, plus declared by unpaid dividends. If the assets of the Company are insufficient to make this distribution, holders of Series A, Series B and Series C will receive the available proceeds on a pro rata basis, based on the aggregate liquidation value held by each holder of Series A, Series B and Series C.

Upon completion of the distributions described above, the Company’s remaining assets or funds legally available for distribution to stockholders or the consideration received as a result of any such liquidation event after payment to the holders of preferred stock, if any, shall be distributed to the holders of common stock, as well as to the holders of Series A, Series B, and Series C on an as-converted to common stock basis. When combined with the liquidation preference noted above, the holders of Series A, Series B and Series C will receive in aggregate 1.5 times, 1.5 times and 2 times the original issue price, respectively. Thereafter, any remaining assets and funds shall be distributed to the holders of common and Special Stock.

AirWave Wireless, Inc.
Notes to Financial Statements (unaudited)
7.	Redeemable Convertible Preferred Stock and Common Stock (continued)
Redeemable Convertible Preferred Stock: (continued)
(c)	Each share of Series A, Series B, Series C and Series D is convertible at the option of the holder, at any time after the issuance of such share, into such number of common stock as is determined by dividing the original issuance price by the conversion price in effect at the time of conversion. The initial conversion prices for Series A, Series B, Series C and Series D of $1.09235, $1.00, $0.39777 and $0.50396, respectively, subject to adjustment for stock dividends, combinations, splits, recapitalization and certain similar events. If the effective price per share for an additional share of common stock issued or deemed to be issued by the Company is less than the preferred stock conversion price in effect for each such series prior to such issuance, then the conversion price of each series is subject to an anti-dilution adjustment. The Special Stock shall be convertible at the option of the holder, at any time after the issuance of such share or when the holder ceases to own or control at least 5% of common stock of the Company, into one share of common stock.

Each share of convertible preferred stock automatically converts into shares of common stock at the rate noted above, subject to adjustment for any stock dividends, combinations, splits, recapitalization and certain similar events, upon the earlier of (i) a closing of a qualified public offering of common stock with an aggregate offering of at least $25,000,000 or (ii) the written consent of holders of at least 50% of the then outstanding shares of convertible preferred stock, voting as a separate class.
(d)	The holders of Series A, Series B, Series C, and Series D stock vote with the holders of common stock on all matters submitted to shareholder vote, with holders of preferred stock having a number of votes equal to the number of shares of common stock into which each share of preferred stock could then be converted. The holder of Special Stock is entitled to cast in the aggregate the number of votes equal to the greatest of: (1) such holders voting power, (2) the number of votes needed to enable the stockholder to vote the special voting percentage of the voting power of all outstanding shares or (c) the number of votes that enable the stockholder to cast one more than the number of votes entitled to be cast by any stockholder or group thereof.

AirWave Wireless, Inc.
Notes to Financial Statements (unaudited)
7.	Redeemable Convertible Preferred Stock and Common Stock (continued)
Redeemable Convertible Preferred Stock: (continued)
(e)	Without the approval of a majority of the holders of outstanding shares of Series A, Series B, and Series C voting as a separate class, and the approval of the holders of at least two-thirds of the outstanding shares of Series D voting as a separate class, the Company cannot take any action that (1) adversely alters or changes the rights, preferences, or privileges of preferred stock; (2) increases the authorized number of shares of preferred, common or Special Stock; (3) creates a new class or series of security with rights, preferences, or privileges senior to those of the existing preferred stock; (4) results in any merger or similar transaction; (5) results in any redemption or dividend; (6) results in a material change in the business of the Company; (7) authorize or effect the liquidation, dissolution or winding up of the Company; (8) increase or decrease the number of directors; (9) authorize or effect any increase in the number of shares of common stock reserved under any stock, option or incentive plan.
(f)	The Board of Directors consists of five members. The holders of Series D, voting together as a single class on an as-converted basis shall be entitled to elect one member of the Board of Directors. The holders of Series A, Series C and Special Stock, voting together as a single class on an as-converted basis shall be entitled to elect one member of the Board of Directors. The holders of Series B, voting together as a single class on an as-converted basis shall be entitled to elect one member of the Board of Directors. The holders of common, preferred and Special Stock, voting together as a single class on an as-converted basis shall be entitled to elect two members of the Board of Directors.

AirWave Wireless, Inc.
Notes to Financial Statements (unaudited)
7.	Redeemable Convertible Preferred Stock and Common Stock (continued)
Redeemable Convertible Preferred Stock: (continued)
(g)	Shares of Series D are redeemable at the option of the holder at any time on or after the fifth anniversary date of the original issuance date upon the approval of more than 66 2/3% of the then outstanding shares of Series D. The shares shall be redeemed at the original issuance price, as adjusted for any stock dividends, combinations, splits plus all accrued but unpaid dividends. The redemption shall be paid 33 1/3% within 60 days of receipt of the redemption notice, 33 1/3% on or prior to the first anniversary of receipt of the redemption notice and 33 1/3% on or prior to the second anniversary of receipt of the redemption notice. If funds of the Company are insufficient to redeem all such shares, the holders of Series D shall share ratably in any funds available for redemption.
Common Stock:
The Company is authorized to issue 38,000,000 shares of common stock with a par value of $0.001 per share. The Company had 493,208 and 366,999 shares of common stock issued and outstanding at December 31, 2007 and September 30, 2007, respectively.
8.	Stock Option Plan
In 2000, the Company established the 2000 Stock Option Plan (the Plan) under which the Board of Directors may grant incentive stock options to employees and non-qualified stock options to employees, directors and consultants. The Company has reserved 7,116,382 shares of common stock for issuance under the Plan.
The exercise price of an option cannot be less than the fair value of one share of common stock on the date of grant for incentive stock options or 85% of the fair value of one share of common stock for non-statutory stock options (not less than 110% of the fair value for stockholders owning greater than 10% of all classes of stock) as determined by the Board of Directors. Options expire after ten years (five years for stockholders owning greater than 10% of all classes of stock). The Plan grants the Board of Directors the discretion to determine when the options granted will become exercisable. Options granted under the Plan generally vest over a three-to-five year period.

AirWave Wireless, Inc.
Notes to Financial Statements (unaudited)
8.	Stock Option Plan (continued)
Most options to employees are granted subject to a four year vesting schedule. The first vesting installment of 20% occurs on the six-month anniversary of commencement of employment or grant date. The next vesting installment of 20% occurs on the first anniversary of commencement or grant date. Subsequent vesting is in 20% installments on the second, third and fourth anniversary of commencement of employment or grant date. The Board of Directors, and the Compensation Committee, to which the Board of Directors has delegated the authority to grant options, retains the discretion to issue options that are subject to different vesting terms, including fully vested options, and from time to time has exercised this discretion with option grants to both employees and to non-employees, such as outside directors or advisors.
The Company recognized $2,706 and $4,914 of compensation expense related to options granted to employees and non employees for the three months ended December 31, 2007 and December 31, 2006, respectively. The compensation expense is allocated on a departmental basis, based on the classification of the option holder. No income tax benefits have been recognized in the statement of operations for stock-based compensation arrangements and no stock-based compensation costs have been capitalized as part of property and equipment as of December 31, 2007.
Future stock-based compensation for unvested employee options granted and outstanding as of December 31, 2007, is $85,000 to be recognized over a weighted-average remaining requisite service period of 3.40 years.
Under SFAS 123R, the fair value of each award to employees is estimated on the date of grant using the Black-Scholes option pricing model with the following weighted-average assumptions: expected life of 6.25 years; risk-free interest rates ranging from 3.10% to $5.91%; expected volatility ranging from 85% to 95% and no dividends during the expected life. Expected volatility is based on historical volatilities of public companies operating in the Company’s industry. The expected life of the options represents the period of time options are expected to be outstanding and is estimated considering vesting terms and employees’ historical exercise and post-vesting employment termination behavior. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant.

AirWave Wireless, Inc.
Notes to Financial Statements (unaudited)
8.	Stock Option Plan (continued)
Stock option activity under the Plans is as follows:

		Options Outstanding
			Weighted-
	Options	Number of	Average
	Available	Options	Exercise Price
Balances, September 30, 2007	117,796	6,631,587	$0.10

Granted	(30,000)	30,000	0.40
Exercised	—	(126,209)	0.04
Cancelled	20,000	(20,000)	0.10

Balances, December 31, 2007	107,796	6,515,378	$0.10

At December 31, 2007, there were 6,515,378 options outstanding with a weighted-average remaining contractual life of 6.05 years. 5,167,304 unexercised options were vested and exercisable with a weighted-average exercise price of $0.10 per share.
9.	Warrants
In July 2004, in connection with the issuance of Series D redeemable convertible preferred stock, the Company issued a warrant to purchase 395,863 shares of Series D at $0.12599 per share. The warrant expires in July 2011. The Company valued the warrant on the grant date using the Black-Scholes option-pricing model with the following assumptions: contractual life of 7 years; no dividends; volatility of 95%; risk-free interest rate of 4.70%. This resulted in an estimated fair value of $184,000 related to the warrant. At December 31, 2007, the warrant remained outstanding.

AirWave Wireless, Inc.
Notes to Financial Statements (unaudited)
9.	Warrants (continued)
In December 2006, in connection with a financing arrangement, the Company issued a warrant to purchase 29,764 shares of Series D at $0.50396 per share. The warrant expires in December 2013. The Company valued the warrant on the grant date using the Black-Scholes option-pricing model with the following assumptions: contractual life of 7 years; no dividends; volatility of 95%; risk-free interest rate of 4.70%. This resulted in an estimated fair value of $12,000 related to the warrant which is being amortized to interest expense through November 2008. As such, interest expense of $10,000 was recognized for the year ended September 30, 2007, and the remaining unamortized balance at September 30, 2007, of $2,000 is included in prepaid expenses and other current assets. At September 30, 2007, the warrant remained outstanding.
FASB Staff Position 150-5, Issuer’s Accounting under FASB Statement No. 150 (“SFAS 150”) for Freestanding Warrants and Other Similar Instruments on Shares That Are Redeemable (“FSP 150-5”) requires the Company to classify its outstanding preferred stock warrants as liabilities on its balance sheet and record adjustments to the value of its preferred stock warrants in its statement of operations to reflect their fair value at each reporting period. The impact of the fair value adjustments on the Company’s outstanding warrants was not material to the year ended September 30, 2007.